Exhibit 21

As of December 31, 2011

Entity Name	Place of Incorporation	Owner	Relationship	% Ownership
Agua del Cajon (Cayman) Company	Cayman Islands	El Paso Neuquen Holding Company	Owner of Ordinary Stock	50.0000
		EPED B Company	Owner of Ordinary Stock	50.0000
ANR Advance Holdings, Inc.	Delaware	El Paso Remediation Company	Stockholder	50.0000
		Unaffiliated Parties	Unaffiliated Parties	50.0000
ANR Real Estate Corporation	Delaware	El Paso Tennessee Pipeline Co., L.L.C.	Stockholder	100.0000
Aquamarine Power Holdings, L.L.C.	Delaware	EPED B Company	Member	100.0000
BBPP Holdings Ltda.	Brazil	British Gas International Holdings B.V.	Unaffiliated Parties	33.3333
		EPIC Gas International Servicos do Brasil Ltda.	Owner	33.3333
		TotalFinaElf Gas and Power Brazil	Unaffiliated Parties	33.3334
Bear Creek Storage Company, L.L.C.	Louisiana	Southern Natural Gas Company, L.L.C.	Member	50.0000
		Tennessee Gas Pipeline Company, L.L.C.	Member	50.0000
Berkshire Feedline Acquisition Limited Partnership	Massachusetts	Berkshire Pittsfield, Inc.	Unaffiliated Parties - GP Owner	1.0000
		General Electric Capital Corporation	Unaffiliated Parties - GP Owner	49.0000
		El Paso Energy International Company	Limited Partner	50.0000
Black Warrior Methane Corp.	Alabama	El Paso E&P Company, L.P.	Stockholder	50.0000
		Jim Walter Resources, Inc.	Unaffiliated Parties	50.0000
Black Warrior Transmission Corp.	Alabama	El Paso E&P Company, L.P.	Stockholder	50.0000
		Jim Walter Resources, Inc.	Unaffiliated Parties	50.0000
Camino Real Gathering Company, L.L.C.	Delaware	El Paso Midstream Group, Inc.	Member	100.0000
Cheyenne Plains Gas Pipeline Company, L.L.C.	Delaware	Cheyenne Plains Investment Company, L.L.C.	Member	100.0000
Cheyenne Plains Investment Company, L.L.C.	Delaware	El Paso Cheyenne Holdings, L.L.C.	Member	100.0000
CIG Funding Company, L.L.C.	Delaware	Colorado Interstate Gas Company, L.L.C.	Member	100.0000
CIG Gas Storage Company	Delaware	El Paso CNG Company, L.L.C.	Stockholder	100.0000
CIG Pipeline Services Company, L.L.C.	Delaware	El Paso Noric Investments III, L.L.C.	Member	100.0000
Citrus Corp.	Delaware	CrossCountry Citrus, LLC	Unaffiliated Parties	50.0000
		El Paso Citrus Holdings, Inc.	Stockholder	50.0000
Citrus Energy Services, Inc.	Delaware	Citrus Corp.	Stockholder	100.0000
Cliffside Helium, LLC	Delaware	El Paso Noric Investments III, L.L.C.	Member	4.0000

		The BOC Group, Inc.	Unaffiliated Parties	26.0000
		Praxair, Inc.	Unaffiliated Parties	34.0000
		Air Products Manufacturing Corp.	Unaffiliated Parties	36.0000
Cliffside Refiners, L.P.	Delaware	Cliffside Helium, LLC	General Partner	1.0000
		El Paso Noric Investments III, L.L.C.	Limited Partner	3.9600
		The BOC Group, Inc.	Unaffiliated Parties - LP Owner	25.7400
		Wall Chemical, Inc.	Unaffiliated Parties - LP Owner	33.6600
		Air Products Helium, Inc.	Unaffiliated Parties - LP Owner	35.6400
Coastal Canada Petroleum, Inc.	New Brunswick	Coscol Petroleum Corporation	Owner	100.0000
Coastal Eagle Point Oil Company	Delaware	El Paso CGP Company, L.L.C.	Stockholder	100.0000
Coastal Energy Resources Ltd.	Mauritius	Coscol Petroleum Corporation	Owner	100.0000
Coastal Offshore Insurance Ltd.	Bermuda	El Paso CNG Company, L.L.C.	Owner	100.0000
Coastal Oil New England, Inc.	Massachusetts	Coscol Petroleum Corporation	Stockholder	100.0000
Coastal Petroleum N.V.	Aruba	Coscol Petroleum Corporation	Owner	100.0000
Coastal Power International II Ltd.	Cayman Islands	El Paso CGP Company, L.L.C.	Owner	100.0000
Coastal Subic Bay Terminal, Inc.	Philippines	Coscol Petroleum Corporation	Owner	100.0000
Coastal Wartsila Petroleum Private Limited	India	Coastal Energy Resources Ltd.	Owner	50.0000
		Unaffiliated Party/Parties unknown	Unaffiliated Parties	50.0000
Colbourne Insurance Company Limited	United Kingdom	El Paso CGP Company, L.L.C.	Owner	100.0000
Colorado Interstate Gas Company, L.L.C.	Delaware	El Paso Noric Investments III, L.L.C.	Member	14.0000
		EPPP CIG GP Holdings, L.L.C.	Member	86.0000
Colorado Interstate Issuing Corporation	Delaware	Colorado Interstate Gas Company, L.L.C.	Stockholder	100.0000
Coscol Petroleum Corporation	Delaware	El Paso CGP Company, L.L.C.	Stockholder	100.0000
Cross Country Development L.L.C.	Delaware	Wilson Sporting Goods Co.	Unaffiliated Parties	45.1700
		El Paso Natural Gas Company	Member	54.8300
Crystal E&P Company, L.L.C.	Delaware	El Paso E&P Company, L.P.	Member	100.0000
Eastern Insurance Company Limited	Bermuda	El Paso Corporation	Stockholder	100.0000
El Paso Amazonas Energia Ltda.	Brazil	El Paso Energia do Brasil Ltda.	Owner	0.0001
		EPED B Company	Owner	99.9999
El Paso Brazil Holdings Company	Cayman Islands	El Paso Brazil, L.L.C.	Owner	100.0000
El Paso Brazil, L.L.C.	Delaware	EP Production International Cayman Company	Member	100.0000
El Paso Cayger III Company	Cayman Islands	EPED B Company	Owner	100.0000
El Paso Cayger IV Company	Cayman Islands	El Paso Energy Cayger II Company	Owner	100.0000

El Paso CGP Company, L.L.C.	Delaware	El Paso Corporation	Member	100.0000
El Paso Cheyenne Holdings, L.L.C.	Delaware	El Paso CNG Company, L.L.C.	Managing Member	100.0000
El Paso Citrus Holdings, Inc.	Delaware	El Paso Corporation	Stockholder	100.0000
El Paso CNG Company, L.L.C.	Delaware	El Paso Corporation	Member	100.0000
El Paso Corporate Foundation	Texas	El Paso Corporation	Member	100.0000
El Paso Corporation	Delaware	Unaffiliated Parties	Stockholder	100.0000
El Paso E&P Company, L.P.	Delaware	El Paso Exploration & Production Management, Inc.	General Partner	1.0000
		El Paso Production Resale Company, L.L.C.	Limited Partner	99.0000
El Paso E&P S. Alamein Cayman Company	Cayman Islands	El Paso Preferred Holdings Company	Owner	10.0000
		EP Energy Corporation	Owner	90.0000
El Paso Egypt Production Company	Cayman Islands	El Paso E&P S. Alamein Cayman Company	Owner	100.0000
El Paso Egypt S. Alamein Company	Cayman Islands	El Paso E&P S. Alamein Cayman Company	Owner	100.0000
El Paso Egypt Tanta Company	Cayman Islands	El Paso E&P S. Alamein Cayman Company	Owner	100.0000
El Paso El Sauz B.V.	Netherlands	EPED Holding Company	Owner	100.0000
El Paso Energia do Brasil Ltda.	Brazil	Interenergy Company	Owner	0.9948
		EPED B Company	Owner	99.0052
El Paso Energy Argentina Service Company	Delaware	EPED Holding Company	Stockholder	100.0000
El Paso Energy Capital Trust I	Delaware	El Paso Corporation	Sponsor	100.0000
El Paso Energy Cayger II Company	Cayman Islands	Aquamarine Power Holdings, L.L.C.	Owner	100.0000
El Paso Energy E.S.T. Company	Delaware	El Paso Corporation	Stockholder	100.0000
El Paso Energy International Company	Delaware	El Paso Tennessee Pipeline Co., L.L.C.	Stockholder	100.0000
El Paso Energy Marketing de Mexico, S de RL de CV	Mexico	EPEC Corporation	Owner	0.1100
		El Paso Mexico Holding B.V.	Owner	99.8900
El Paso Energy Service Company	Delaware	El Paso Corporation	Stockholder	100.0000
El Paso EPE Merger Company	Delaware	EP Energy Holding Company	Stockholder	100.0000
El Paso EPNG Investments, L.L.C.	Delaware	El Paso Corporation	Member	100.0000
El Paso Exploration & Production Management, Inc.	Delaware	EP Energy Corporation	Stockholder	100.0000
El Paso Fife I Company	Cayman Islands	EPED B Company	Owner	100.0000
El Paso Maritime B.V.	Netherlands	El Paso Oleo e Gas do Brasil Ltda.	Owner	100.0000
El Paso Marketing Company, L.L.C.	Delaware	EPEC Corporation	Member	100.0000
El Paso Merchant Energy North America Company, L.L.C.	Delaware	El Paso Tennessee Pipeline Co., L.L.C.	Member	100.0000
El Paso Merchant Energy-Petroleum Company	Delaware	El Paso CGP Company, L.L.C.	Stockholder	100.0000
El Paso Mexico Holding B.V.	Netherlands	EPED Holding Company	Owner	100.0000
El Paso Midstream Group, Inc.	Delaware	El Paso Corporation	Stockholder	100.0000

El Paso Midstream Investment Company, L.L.C.	Delaware	El Paso Midstream Group, Inc.	Member	50.0000
		KKR-EPM L.P.	Unaffiliated Parties	50.0000
El Paso Natural Gas Company	Delaware	El Paso EPNG Investments, L.L.C.	Stockholder	100.0000
El Paso Neuquen Holding Company	Cayman Islands	El Paso Energy Argentina Service Company	Owner	100.0000
El Paso Noric Investments III, L.L.C.	Delaware	El Paso CNG Company, L.L.C.	Member	100.0000
El Paso Oleo e Gas do Brasil Ltda.	Brazil	El Paso Brazil Holdings Company	Owner	0.1998
		El Paso Brazil, L.L.C.	Owner	99.8002
El Paso Pipeline Corporation	Delaware	El Paso Corporation	Stockholder	100.0000
El Paso Pipeline GP Company, L.L.C.	Delaware	El Paso Pipeline Holding Company, L.L.C.	Member	100.0000
El Paso Pipeline Holding Company, L.L.C.	Delaware	El Paso Pipeline Corporation	Member	1.0000
		El Paso Corporation	Member	99.0000
El Paso Pipeline LP Holdings, L.L.C.	Delaware	El Paso Pipeline Holding Company, L.L.C.	Member	100.0000
El Paso Pipeline Partners Operating Company, L.L.C.	Delaware	El Paso Pipeline Partners, L.P.	Member	100.0000
El Paso Pipeline Partners, L.P.	Delaware	El Paso Pipeline GP Company, L.L.C.	General Partner	2.0000
		El Paso Pipeline LP Holdings, L.L.C.	Limited Partner	42.1200
		Unaffiliated Parties	Limited Partner	55.8800
El Paso Preferred Holdings Company	Delaware	EP Energy Corporation	Stockholder	100.0000
El Paso Production Oil & Gas Gathering Company, L.L.C.	Delaware	El Paso Production Resale Company, L.L.C.	Member	100.0000
El Paso Production Resale Company, L.L.C.	Delaware	El Paso Exploration & Production Management, Inc.	Member	100.0000
El Paso Reata Energy Company, L.L.C.	Delaware	El Paso Marketing Company, L.L.C.	Member	100.0000
El Paso REM, L.L.C.	Delaware	El Paso Midstream Group, Inc.	Member	1.0000
		El Paso Midstream Investment Company, L.L.C.	Member	99.0000
El Paso Remediation Company	Delaware	El Paso Corporation	Stockholder	100.0000
El Paso Rio Negro Energia Ltda.	Brazil	El Paso Energia do Brasil Ltda.	Owner	0.0001
		EPED B Company	Owner	99.9999
El Paso Ruby Holding Company, L.L.C.	Delaware	El Paso CNG Company, L.L.C.	Managing Member	100.0000
El Paso Services Holding Company	Delaware	El Paso Tennessee Pipeline Co., L.L.C.	Stockholder	100.0000
El Paso Technology Pakistan (Private) Limited	Pakistan	Directors/Officers/Other Individuals	Owner	0.0001
		El Paso CGP Company, L.L.C.	Owner	99.9999
El Paso Tennessee Pipeline Co., L.L.C.	Delaware	El Paso Corporation	Member	100.0000
El Paso TGPC Investments, L.L.C.	Delaware	El Paso Tennessee Pipeline Co., L.L.C.	Member	100.0000
Elba Express Company, L.L.C.	Delaware	El Paso Pipeline Partners Operating Company, L.L.C.	Member	100.0000
EnerVest Energy, L.P.	Delaware	El Paso E&P Company, L.P.	Partner	23.0000

		Unaffiliated Party/Parties unknown	Partner	77.0000
EP Energy Corporation	Delaware	El Paso Corporation	Stockholder	100.0000
EP Energy Holding Company	Delaware	EP Energy Corporation	Stockholder	100.0000
EP Production International Cayman Company	Cayman Islands	El Paso Preferred Holdings Company	Owner	10.0000
		EP Energy Corporation	Owner	90.0000
EPEC Corporation	Delaware	El Paso Services Holding Company	Stockholder	100.0000
EPEC Oil Company Liquidating Trust		El Paso Energy E.S.T. Company	Trustee	100.0000
EPEC Polymers, Inc.	Delaware	El Paso Remediation Company	Stockholder	100.0000
EPEC Realty, Inc.	Delaware	El Paso Tennessee Pipeline Co., L.L.C.	Stockholder	100.0000
EPED B Company	Cayman Islands	EPED Holding Company	Owner	100.0000
EPED Holding Company	Delaware	El Paso Energy International Company	Stockholder	100.0000
EPIC Gas International Servicos do Brasil Ltda.	Brazil	El Paso Services Holding Company	Owner	0.0001
		El Paso Energy International Company	Owner	14.9736
		EPED Holding Company	Owner	85.0263
EPNG Funding Company, L.L.C.	Delaware	El Paso Natural Gas Company	Member	100.0000
EPPP CIG GP Holdings, L.L.C.	Delaware	El Paso Pipeline Partners Operating Company, L.L.C.	Member	100.0000
EPTP Issuing Corporation	Delaware	El Paso Tennessee Pipeline Co., L.L.C.	Stockholder	100.0000
Fife Power	Scotland	El Paso Fife I Company	Owner	50.0000
		Fife Limited	Unaffiliated Parties	50.0000
Florida Gas Transmission Company, LLC	Delaware	Citrus Corp.	Member	100.0000
Four Star Oil & Gas Company	Delaware	Chevron Netherlands B.V.	Unaffiliated Party - Owner of Class A Stock	0.3000
		Chevron Global Energy Inc.	Unaffiliated Party - Owner of Class A and Class B Stock	20.0000
		Chevron U.S.A. Inc.	Unaffiliated Party - Owner of Class A and Class B Stock	30.9000
		MBOW Four Star Corporation	Stockholder	48.8000
Gas TransBoliviano S.A.	Bolivia	BG Overseas Holdings Limited	Unaffiliated Parties	2.0000
		EPED B Company	Owner	2.0000
		Petrobras Gas S.A.	Unaffiliated Parties	11.0000
		Enron (Bolivia) C.V.	Unaffiliated Parties	17.0000
		Shell Gas (Latin America) B.V.	Unaffiliated Parties	17.0000
		Transredes S.A.	Unaffiliated Parties	51.0000
GEBF, L.L.C.	Louisiana	Chevron U.S.A. Inc.	Unaffiliated Parties	33.3333
		ConocoPhillips Company	Unaffiliated Parties	33.3333

		El Paso Remediation Company	Member	33.3334
GLE Channel Improvement, LLC	Delaware	Gulf LNG Holdings Group, LLC	Member	100.0000
Gulf LNG Energy (Port), LLC	Delaware	Gulf LNG Holdings Group, LLC	Member	100.0000
Gulf LNG Energy, LLC	Delaware	Gulf LNG Energy (Port), LLC	Member	100.0000
Gulf LNG Holdings Group, LLC	Delaware	EFS LNG Holdings, LLC	Unaffiliated Parties	40.4000
		Lightfoot Capital Partners, LP	Unaffiliated Parties	9.6000
		Southern Gulf LNG Company, L.L.C.	Member	50.0000
Gulf LNG Pipeline, LLC	Delaware	Gulf LNG Energy, LLC	Member	100.0000
Habibullah Coastal Power Company (Private) Limited	Pakistan	Directors/Officers/Other Individuals	Individual Owner(s)	0.0001
		Quetta Power Holding Company II Ltd.	Owner	0.9999
		Quetta Power Holding Company I Ltd.	Owner	99.0000
Interenergy Company	Cayman Islands	EPED B Company	Owner	100.0000
Malone Superfund Site and Douglas King et al Litigation Successor Trust		EPEC Polymers, Inc.	Trustee	100.0000
Marcellus Ethane Pipeline System, L.L.C.	Delaware	El Paso Midstream Group, Inc.	Member	100.0000
MBOW Four Star Corporation	Delaware	EP Energy Corporation	Stockholder	100.0000
Mesquite Investors, L.L.C.	Delaware	El Paso Merchant Energy North America Company, L.L.C.	Member	100.0000
Mojave Pipeline Company, L.L.C.	Delaware	El Paso Natural Gas Company	Member	100.0000
Mojave Pipeline Operating Company	Texas	Mojave Pipeline Company, L.L.C.	Stockholder	100.0000
Mt. Franklin Insurance Ltd.	Bermuda	El Paso Corporation	Owner	100.0000
Quetta Power Holding Company I Ltd.	Cayman Islands	H.E.I. Ltd.	Unaffiliated Parties	25.0000
		Habibullah Energy Limited (Pakistan)	Unaffiliated Parties	25.0000
		Coastal Power International II Ltd.	Owner	50.0000
Quetta Power Holding Company II Ltd.	Cayman Islands	Coastal Power International II Ltd.	Owner	1.0000
		Habibullah Energy Limited	Unaffiliated Parties	1.0000
		Quetta Power Holding Company I Ltd.	Owner	98.0000
Ruby Investment Company, L.L.C.	Delaware	Ruby Pipeline Holding Company, L.L.C.	Managing Member	100.0000
Ruby Pipeline Holding Company, L.L.C.	Delaware	El Paso Ruby Holding Company, L.L.C.	Managing Member	50.0000
		Unaffiliated Parties	Unaffiliated Parties	50.0000
Ruby Pipeline, L.L.C.	Delaware	Ruby Investment Company, L.L.C.	Managing Member	100.0000
Sirius Holdings Merger Corporation	Delaware	El Paso Corporation	Stockholder	100.0000
Sirius Merger Corporation	Delaware	Sirius Holdings Merger Corporation	Stockholder	100.0000
SNG Funding Company, L.L.C.	Delaware	Southern Natural Gas Company, L.L.C.	Member	100.0000
SNG Pipeline Services Company, L.L.C.	Delaware	El Paso Corporation	Member	100.0000

Southeast LNG Distribution Company, L.L.C.	Delaware	AGL Southeast LNG, L.L.C.	Unaffiliated Party	50.0000
		El Paso Corporation	Member	50.0000
Southern Gulf LNG Company, L.L.C.	Delaware	El Paso Corporation	Member	100.0000
Southern LNG Company, L.L.C.	Delaware	El Paso Pipeline Partners Operating Company, L.L.C.	Member	100.0000
Southern Natural Gas Company, L.L.C.	Delaware	El Paso Pipeline Partners Operating Company, L.L.C.	Member	100.0000
Southern Natural Issuing Corporation	Delaware	Southern Natural Gas Company, L.L.C.	Stockholder	100.0000
Starr County Gathering System	Texas	EEX Natural Gas Company	Unaffiliated Parties	1.0000
		El Paso E&P Company, L.P.	General Partner	30.0000
		EEX Pipeline Company, L.P.	Unaffiliated Parties	69.0000
Tennessee Gas Pipeline Company, L.L.C.	Delaware	El Paso TGPC Investments, L.L.C.	Member	100.0000
Tennessee Gas Pipeline Issuing Corporation	Delaware	Tennessee Gas Pipeline Company, L.L.C.	Stockholder	100.0000
TGP Funding Company, L.L.C.	Delaware	Tennessee Gas Pipeline Company, L.L.C.	Member	100.0000
TGP Pipeline Services Company, L.L.C.	Delaware	El Paso Corporation	Member	100.0000
Transport USA, Inc.	Pennsylvania	ANR Advance Holdings, Inc.	Stockholder	100.0000
Transportadora Brasileira Gasoduto Bolivia-Brasil S.A.	Brazil	Enron	Unaffiliated Parties	4.0000
		Shell	Unaffiliated Parties	4.0000
		Transporte de Hidrocarburos	Unaffiliated Parties	12.0000
		BBPP Holdings Ltda.	Owner	29.0000
		Petrobras affiliate	Unaffiliated Parties	51.0000
UnoPaso Exploracao e Producao de Petroleo e Gas Ltda.	Brazil	El Paso Brazil Holdings Company	Owner	0.0001
		El Paso Brazil, L.L.C.	Owner	99.9999
WYCO Development LLC	Colorado	Colorado Interstate Gas Company, L.L.C.	Member	50.0000
		Xcel Energy WYCO Inc.	Unaffiliated Parties	50.0000
Wyoming Interstate Company, L.L.C.	Delaware	El Paso Pipeline Partners Operating Company, L.L.C.	Member	100.0000
Young Gas Storage Company, Ltd.	Colorado	The City of Colorado Springs	Unaffiliated Parties - LP Owner	5.0000
		CIG Gas Storage Company	General Partner	47.5000
		Xcel Energy Markets Holdings Inc.	Unaffiliated Parties	47.5000